Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Information of Pepco Holdings, Inc. as of March 31, 2013, and for the three months ended March 31, 2013 and 2012, and for the years ended December 31, 2012, 2011 and 2010

Between 1994 and 2002, PCI entered into cross-border energy lease investments (the lease portfolio) consisting of hydroelectric generation facilities, coal-fired electric generation facilities and natural gas distribution networks located outside of the United States. Each of these lease investments was structured as a sale and leaseback transaction commonly referred to as a sale-in, lease-out, or SILO, transaction. As of March 31, 2013, the lease portfolio consisted of six investments with a net investment value of $869 million.

In March 2013, PHI began to pursue the early termination of its remaining cross-border energy lease investments with its lessees. During the second quarter of 2013, PHI entered into agreements with lessees to terminate early five of the six lease investments. Upon closing, PHI received aggregate net cash proceeds of $693 million (net of aggregate termination payments of $1.4 billion used to retire the non-recourse debt associated with the terminated leases) and recorded a pre-tax loss, including transaction costs, of approximately $14 million ($9 million after-tax) in the second quarter of 2013, representing the excess of the carrying value of the terminated leases over the net cash proceeds received.

During July 2013, PHI entered into an agreement with the lessee of the last remaining cross-border energy lease investment to terminate early the investment. Upon closing on July 26, 2013, PHI received aggregate net cash proceeds of $180 million (net of aggregate termination payments of $665 million used to retire the non-recourse debt associated with the terminated leases) and expects to record a pre-tax gain, including transaction costs, of approximately $11 million ($7 million after-tax) in the third quarter of 2013, representing the excess of the net cash proceeds received over the carrying value of the terminated leases. The aggregate financial impact upon completion of the early terminations of the cross-border energy lease investments in 2013 is expected to be a pre-tax loss, including transaction costs, of approximately $3 million ($2 million after-tax).

After each early termination transaction was closed for each of the six cross-border energy lease investments, PHI retained no continuing involvement in the terminated lease investments. Upon completion of the termination of its last lease investment in July 2013, PHI completed the disposal of the cross-border energy lease component of its business (which represented a substantial portion of the Other Non-Regulated segment’s earnings) and, as a result, expects to report the operations associated with this component of its business as a discontinued operation beginning in the third quarter of 2013, at which time this component will no longer be a part of PHI’s Other Non-Regulated segment for financial reporting purposes.

The following unaudited pro forma condensed consolidated financial statements are presented for PHI solely to illustrate the effects of the early termination of its cross-border energy lease investments with its lessees and the use of the net proceeds to repay short-term debt of PHI. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013 illustrates the estimated effects of the early terminations as if the transactions had occurred on March 31, 2013. The unaudited pro forma condensed consolidated statements of (loss) income from continuing operations for the three months ended March 31, 2013 and 2012, and for the years ended December 31, 2012, 2011 and 2010, illustrate the estimated effects of the early terminations as if the transactions had occurred at the beginning of the earliest period presented. These pro forma adjustments and assumptions are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X using assumptions and estimates (based upon information available at the time of filing this report) that PHI believes are reasonable under the circumstances and are intended for informational purposes only. They are not necessarily indicative of the financial results that would have occurred if the transactions described herein had taken place on the dates indicated, nor are they indicative of the future consolidated results of PHI. However, management believes that the estimates and assumptions used provide a reasonable basis for presenting the significant effects of the early terminations of PHI’s remaining cross-border energy lease investments with its lessees. Management also believes the pro forma adjustments give appropriate effect to the estimates and assumptions considered by management and are applied in conformity with accounting principles generally accepted in the United States of America.

The following unaudited pro forma condensed consolidated statements of (loss) income from continuing operations for the three months ended March 31, 2013 and 2012, and for the years ended December 31, 2012, 2011 and 2010, and the unaudited pro forma condensed consolidated balance sheet as of March 31, 2013, have been derived from and should be read in conjunction with the historical consolidated financial statements of PHI as of March 31, 2013 and for the three months ended March 31, 2013 and 2012 (unaudited) and for the years ended December 31, 2012, 2011 and 2010 (audited), including the related notes, filed with the Securities and Exchange Commission on Form 10-Q on May 3, 2013 and on Form 10-K on March 1, 2013, respectively.

PEPCO HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS

FROM CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2013

	As Filed	Pro Forma Adjustments		Pro Forma, as Adjusted
	(millions of dollars, except per share data)
Operating Revenue
Power Delivery	$1,124	$—		$1,124
Pepco Energy Services	97	—		97
Other	(369)	368	(a)(b)	(1	)(c)

Total Operating Revenue	852	368		1,220

Operating Expenses
Fuel and purchased energy	600	—		600
Other services cost of sales	40	—		40
Other operation and maintenance	230	(1	)(d)	229
Depreciation and amortization	112	—		112
Other taxes	105	—		105
Deferred electric service costs	1	—		1

Total Operating Expenses	1,088	(1)		1,087

Operating (Loss) Income	(236)	369		133

Other Income (Expenses)
Interest expense	(67)	—	(f)	(67)
Other income	8	—		8

Total Other Expenses	(59)	—		(59)

(Loss) Income from Continuing Operations Before Income Tax Expense	(295)	369		74

Income Tax Expense Related to Continuing Operations	135	49	(g)	184

Net Loss from Continuing Operations	$(430)	$320		$(110)

Basic and Diluted Loss per Share Information
Weighted average shares outstanding – Basic (millions)	237			237

Weighted average shares outstanding – Diluted (millions)	237			237

Loss per share of common stock from Continuing Operations – Basic and Diluted	$(1.82)			$(0.46)

The accompanying Notes are an integral part of this Unaudited Pro Forma Condensed Consolidated Statement of Loss from Continuing Operations.

PEPCO HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FROM CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2012

	As Filed	Pro Forma Adjustments		Pro Forma, as Adjusted
	(millions of dollars, except per share data)
Operating Revenue
Power Delivery	$1,055	$—		$1,055
Pepco Energy Services	178	—		178
Other	9	(13	)(a)	(4	)(c)

Total Operating Revenue	1,242	(13)		1,229

Operating Expenses
Fuel and purchased energy	641	—		641
Other services cost of sales	47	—		47
Other operation and maintenance	224	—	(d)	224
Depreciation and amortization	110	—		110
Other taxes	104	—		104
Deferred electric service costs	(15)	—		(15)

Total Operating Expenses	1,111	—		1,111

Operating Income	131	(13)		118

Other Income (Expenses)
Interest expense	(65)	3	(f)	(62)
Other income	8	—		8

Total Other Expenses	(57)	3		(54)

Income from Continuing Operations Before Income Tax Expense	74	(10)		64

Income Tax Expense Related to Continuing Operations	11	—	(g)	11

Net Income from Continuing Operations	$63	$(10)		$53

Basic and Diluted Earnings per Share Information
Weighted average shares outstanding – Basic (millions)	228			228

Weighted average shares outstanding – Diluted (millions)	228			228

Earnings per share of common stock from Continuing Operations – Basic and Diluted	$0.28			$0.23

The accompanying Notes are an integral part of this Unaudited Pro Forma Condensed Consolidated Statement of Income

from Continuing Operations.

PEPCO HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FROM CONTINUING OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	As Filed	Pro Forma Adjustments		Pro Forma, as Adjusted
	(millions of dollars, except per share data)
Operating Revenue
Power Delivery	$4,378	$—		$4,378
Pepco Energy Services	662	—		662
Other	41	(50	)(a)	(9	)(c)

Total Operating Revenue	5,081	(50)		5,031

Operating Expenses
Fuel and purchased energy	2,476	—		2,476
Other services cost of sales	170	—		170
Other operation and maintenance	911	(3	)(d)	908
Depreciation and amortization	454	—		454
Other taxes	432	—		432
Gains on early terminations of finance leases held in trust	(39)	39	(e)	—
Deferred electric service costs	(5)	—		(5)
Impairment losses	12	—		12

Total Operating Expenses	4,411	36		4,447

Operating Income	670	(86)		584

Other Income (Expenses)
Interest and dividend income	1	—		1
Interest expense	(265)	11	(f)	(254)
Gain from equity investments	1	—		1
Impairment losses	(1)	—		(1)
Other income	35	—		35

Total Other Expenses	(229)	11		(218)

Income from Continuing Operations Before Income Tax Expense	441	(75)		366

Income Tax Expense Related to Continuing Operations	156	(35	)(g)	121

Net Income from Continuing Operations	$285	$(40)		$245

Basic Share Information
Weighted average shares outstanding – Basic (millions)	229			229

Earnings per share of common stock from Continuing Operations – Basic	$1.25			$1.07

Diluted Share Information
Weighted average shares outstanding – Diluted (millions)	230			230

Earnings per share of common stock from Continuing Operations – Diluted	$1.24			$1.07

The accompanying Notes are an integral part of this Unaudited Pro Forma Condensed Consolidated Statement of Income

from Continuing Operations.

PEPCO HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FROM CONTINUING OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

	As Filed	Pro Forma Adjustments		Pro Forma, as Adjusted
	(millions of dollars, except per share data)

Operating Revenue
Power Delivery	$4,650	$—		$4,650
Pepco Energy Services	1,269	—		1,269
Other	32	(48	)(a)(b)	(16	)(c)

Total Operating Revenue	5,951	(48)		5,903

Operating Expenses
Fuel and purchased energy	3,453	—		3,453
Other services cost of sales	172	—		172
Other operation and maintenance	914	(6	)(d)	908
Depreciation and amortization	426	—		426
Other taxes	451	—		451
Gains on early terminations of finance leases held in trust	(39)	39	(e)	—
Deferred electric service costs	(63)	—		(63)

Total Operating Expenses	5,314	33		5,347

Operating Income	637	(81)		556

Other Income (Expenses)
Interest and dividend income	1	—		1
Interest expense	(254)	13	(f)	(241)
Loss from equity investments	(3)	—		(3)
Impairment losses	(5)	—		(5)
Other income	33	—		33

Total Other Expenses	(228)	13		(215)

Income from Continuing Operations Before Income Tax Expense	409	(68)		341

Income Tax Expense Related to Continuing Operations	149	(34	)(g)	115

Net Income from Continuing Operations	$260	$(34)		$226

Basic Share Information
Weighted average shares outstanding – Basic (millions)	226			226

Earnings per share of common stock from Continuing Operations – Basic	$1.15			$1.00

Diluted Share Information
Weighted average shares outstanding – Diluted (millions)	226			226

Earnings per share of common stock from Continuing Operations – Diluted	$1.15			$1.00

The accompanying Notes are an integral part of this Unaudited Pro Forma Condensed Consolidated Statement of Income from Continuing Operations.

PEPCO HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FROM CONTINUING OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	As Filed	Pro Forma Adjustments		Pro Forma, as Adjusted
	(millions of dollars, except per share data)

Operating Revenue
Power Delivery	$5,114	$—		$5,114
Pepco Energy Services	1,884	—		1,884
Other	42	(53	)(a)(b)	(11	)(c)

Total Operating Revenue	7,040	(53)		6,987

Operating Expenses
Fuel and purchased energy	4,632	—		4,632
Other services cost of sales	140	—		140
Other operation and maintenance	884	(2	)(d)	882
Restructuring charge	30	—		30
Depreciation and amortization	393	—		393
Other taxes	434	—		434
Deferred electric service costs	(108)	—		(108)
Effect of Pepco divestiture-related claims	11	—		11

Total Operating Expenses	6,416	(2)		6,414

Operating Income	624	(51)		573

Other Income (Expenses)
Interest expense	(306)	14	(f)	(292)
Loss from equity investments	(1)	—		(1)
Loss on extinguishment of debt	(189)	—		(189)
Other income	22	—		22

Total Other Expenses	(474)	14		(460)

Income from Continuing Operations Before Income Tax Expense	150	(37)		113

Income Tax Expense (Benefit) Related to Continuing Operations	11	(13	)(g)	(2)

Net Income from Continuing Operations	$139	$(24)		$115

Basic Share Information
Weighted average shares outstanding – Basic (millions)	224			224

Earnings per share of common stock from Continuing Operations – Basic	$0.62			$0.51

Diluted Share Information
Weighted average shares outstanding – Diluted (millions)	224			224

Earnings per share of common stock from Continuing Operations – Diluted	$0.62			$0.51

The accompanying Notes are an integral part of this Unaudited Pro Forma Condensed Consolidated Statement of Income from Continuing Operations.

PEPCO HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2013

	As Filed	Pro Forma Adjustments		Pro Forma, as Adjusted
	(millions of dollars)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$125	$—		$125
Restricted cash equivalents	10	—		10
Accounts receivable, net	838	—		838
Inventories	153	—		153
Prepayment of income taxes	50	—		50
Deferred income tax assets, net	36	—		36
Income taxes receivable	243	1	(h)	244
Prepaid expenses and other	66	—		66

Total Current Assets	1,521	1		1,522

INVESTMENTS AND OTHER ASSETS
Goodwill	1,407	—		1,407
Regulatory assets	2,566	—		2,566
Investment in finance leases held in trust	869	(869	)(h)	—
Income taxes receivable	51	—		51
Restricted cash equivalents	16	—		16
Assets and accrued interest related to uncertain tax positions	9	—		9
Derivative assets	8	—		8
Other	174	—		174

Total Investments and Other Assets	5,100	(869)		4,231

PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	13,830	—		13,830
Accumulated depreciation	(4,796)	—		(4,796)

Net Property, Plant and Equipment	9,034	—		9,034

TOTAL ASSETS	$15,655	$(868)		$14,787

The accompanying Notes are an integral part of this Unaudited Pro Forma Condensed Consolidated Balance Sheet.

PEPCO HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2013

	As Filed	Pro Forma Adjustments		Pro Forma, as Adjusted
	(millions of dollars)
LIABILITIES AND EQUITY

CURRENT LIABILITIES
Short-term debt	$1,041	$(873	)(h)	$168
Current portion of long-term debt and project funding	569	—		569
Accounts payable and accrued liabilities	486	7	(h)	493
Capital lease obligations due within one year	9	—		9
Taxes accrued	50	—		50
Interest accrued	84	—		84
Liabilities and accrued interest related to uncertain tax positions	379	—		379
Derivative liabilities	2	—		2
Other	256	—		256
Liabilities associated with assets held for sale	7	—		7

Total Current Liabilities	2,883	(866)		2,017

DEFERRED CREDITS
Regulatory liabilities	492	—		492
Deferred income tax liabilities, net	2,685	—		2,685
Investment tax credits	20	—		20
Pension benefit obligation	388	—		388
Other postretirement benefit obligations	451	—		451
Liabilities and accrued interest related to uncertain tax positions	27	—		27
Derivative liabilities	11	—		11
Other	195	—		195
Liabilities associated with assets held for sale	1	—		1

Total Deferred Credits	4,270	—		4,270

LONG-TERM LIABILITIES
Long-term debt	3,898	—		3,898
Transition bonds issued by ACE Funding	246	—		246
Long-term project funding	11	—		11
Capital lease obligations	69	—		69

Total Long-Term Liabilities	4,224	—		4,224

EQUITY
Total Stockholders’ Equity	4,278	(2	)(h)	4,276

TOTAL LIABILITIES AND EQUITY	$15,655	$(868)		$14,787

The accompanying Notes are an integral part of this Unaudited Pro Forma Condensed Consolidated Balance Sheet.

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of (Loss) Income

from Continuing Operations

(1) Basis of Presentation

On July 26, 2013, PHI completed the early terminations of its cross-border energy lease investments. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013, illustrates the estimated effects solely of the early terminations of PHI’s remaining cross-border energy lease investments with its lessees, and the use of the proceeds to repay short-term debt of PHI, as if the transactions had occurred on March 31, 2013. The unaudited pro forma condensed consolidated statements of (loss) income from continuing operations for the three months ended March 31, 2013 and 2012, and for the years ended December 31, 2012, 2011 and 2010, illustrate the estimated effects of the early terminations and the use of the proceeds as if the transactions had occurred at the beginning of the earliest period presented. The pro forma adjustments and assumptions are described in Note 2 below.

(2) Pro Forma Adjustments and Assumptions

a)	Revenues associated with the cross-border energy lease investments.

b)	Charges to record the reduction of the carrying value of the cross-border energy lease investments ($373 million for the three months ended March 31, 2013, $7 million for the year ended December 31, 2011, and $2 million for the year ended December 31, 2010).

c)	Includes intercompany eliminations reported in the Corporate and Other operating segment that reduce the operating revenue of the Power Delivery and Pepco Energy Services operating segments.

d)	Direct operating expenses (primarily third party legal and consulting fees) solely attributable to the cross-border energy lease investments.

e)	Gains on early terminations of cross-border energy lease investments, representing the excess of the net cash proceeds on termination over the carrying value of the terminated leases.

f)	Interest expense associated with cross-border energy lease investments, reflecting both short-term and long-term interest rates, and the reduction in interest expense from the assumed repayment of short-term debt with the proceeds from the early termination of the cross-border energy lease investments.

g)	Income tax expense (calculated using a composite federal and state income tax rate of approximately 35%), adjusted for permanent tax differences and interest on uncertain and effectively settled tax positions associated with the cross-border energy lease investments. During the quarter ended March 31, 2013, PHI recorded income tax expense of $101 million for a valuation allowance against deferred tax assets related to prior investments in aircraft and aircraft equipment, railcars and other assets. These deferred tax assets are included in PHI’s Other Non-Regulated segment, but are not a part of the cross-border energy lease operations.

h)	Reflects the early terminations of the remaining cross-border energy lease investments, the assumed repayment of short-term debt with the proceeds from these early terminations, and the related change in Stockholders’ Equity associated with the loss on the transactions. The change in Stockholders’ Equity is detailed as follows (in millions):

Proceeds from early terminations	$873
Less: Net carrying value of cross-border energy lease investments	869
Transaction costs	7

Pre-tax loss from early terminations	(3)
Income tax benefit	1

Loss from early terminations, after tax	$(2)